                                                                    EXHIBIT 10.3



                         SECURITIES PURCHASE AGREEMENT

                                    between

                            MYRIAD GENETICS, INC.,

                                      and

                      SCHERING BERLIN VENTURE CORPORATION


                         Dated as of October 15, 1999

                         SECURITIES PURCHASE AGREEMENT

     THIS AGREEMENT, made as of October 15, 1999 (the "Effective Date"), is by and between MYRIAD GENETICS, INC., a Delaware corporation with principal offices at 320 Wakara Way, Salt Lake City, Utah (the "Company"), and SCHERING BERLIN VENTURE CORPORATION, a Delaware corporation with offices at 340 Changebridge Road, Pine Brook, New Jersey (the "Purchaser").

     WHEREAS the Company and the Purchaser are discussing a potential business collaboration in connection with which the parties hereto intend to enter into this Securities Purchase Agreement and a Standstill Agreement substantially in the form attached as Exhibit A hereto;

     NOW, THEREFORE, in consideration of the mutual covenants contained in the Standstill Agreement and this Securities Purchase Agreement, the parties agree as follows:

     SECTION 1. Authorization of Sale of the Common Shares.  The Company has
                ------------------------------------------
authorized the issuance and sale to the Purchaser of that number of shares (each, a "Common Share" and, collectively, the "Common Shares") of common stock, $.01 par value per share ("Common Stock"), of the Company, as is equal to the quotient obtained by dividing $5,000,000 by $16.50 (the "Common Stock Price"), rounded to the next highest full Common Share.

     SECTION 2. Agreement to Sell and Purchase the Shares.  On the terms and
                -----------------------------------------
subject to the conditions of this Securities Purchase Agreement, at the Closing (as defined in Section 3 hereof), the Company will sell, transfer and deliver to the Purchaser, and the Purchaser will buy from the Company the Common Shares, at an aggregate purchase price of $5,000,000 (the "Common Purchase Price").

     SECTION 3. Delivery of the Shares at the Closing.  The completion of the
                -------------------------------------
purchase and sale of the Common Shares pursuant to this Stock Purchase Agreement (the "Closing") shall occur on the Effective Date or such later time as shall be agreed to by the Company and the Purchaser. At the Closing, the Company shall issue and deliver to Purchaser a stock certificate representing the Common Shares, such certificate to be registered in the name of the Purchaser. The Company's obligation to close the transaction shall be subject to the following conditions, any of which may be waived by the Company: (a) the receipt by the Company of a certified or official bank check or wire transfer of funds in the full amount of the Common Purchase Price for the Common Shares being purchased hereunder; (b) the accuracy of the representations and warranties made by the Purchaser herein as though such representations and warranties had been made on and as of the Closing, and the fulfillment of those undertakings of the Purchaser to be fulfilled prior to the Closing and the Company's receipt of a Certificate of an authorized officer of the Purchaser certifying the same; (c) the execution and delivery by the Purchaser of the Standstill Agreement; and (d) no statute, law, ordinance, rule or regulation or injunction enacted, entered, promulgated, enforced or issued by any Federal, state, local or foreign government or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign (a "Governmental Entity"), or other legal restraint or prohibition preventing the consummation of the transactions contemplated hereby being in effect. The Purchaser's obligation to close the transaction shall be subject to the fulfillment of the following conditions, any of which may be waived by the
Purchaser: (a) the accuracy of the representations and warranties made by the Company herein as of the Closing as though such representations and warranties had been made on and as of the Closing, the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof and the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing, and the Purchaser's receipt of a certificate executed by the President of the Company certifying the same; (b) no statute, law, ordinance, rule or regulation or injunction enacted, entered, promulgated, enforced or issued by any Governmental Entity or other legal restraint or prohibition preventing the consummation of the transactions contemplated hereby being in effect and (c) there not being pending or threatened any suit, action or proceeding challenging or seeking to restrain or prohibit the transactions contemplated by this Securities Purchase Agreement or seeking to obtain from

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Purchaser in connection with the transactions contemplated by this Securities
Purchase Agreement any damages that are material in relation to Purchaser or seeking to impose limitations on the ability of Purchaser to acquire or hold, or exercise full rights of ownership of, the Common Shares, including the right to vote the Common Shares on all matters properly presented to the stockholders of the Company.

     SECTION 4. Representations, Warranties and Covenants of the Company.  The
                --------------------------------------------------------
Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

          4.1.  Organization. Each of the Company and its wholly-owned
                ------------
subsidiaries, Myriad Pharmaceuticals, Inc., Myriad Genetic Laboratories, Inc. and Myriad Financial, Inc. (the "Subsidiaries"), has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized. Each of the Company and the Subsidiaries has full corporate power and authority and possesses all governmental franchises, licenses, permits, authorizations and approvals necessary to enable it to own, lease, operate and occupy its properties and to conduct its business as presently conducted and is duly registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect upon the business, condition (financial or other), properties, prospects or results of operations of the Company and the Subsidiaries, taken together. The Company does not own, directly or indirectly, any interest in any corporation, association, or other entity, other than the Subsidiaries. The Company has delivered to Purchaser true and complete copies of its certificate of incorporation and by-laws, in each case as amended through the date of this Securities Purchase Agreement.

          4.2.  Due Authorization. The Company has all requisite corporate power
                -----------------
and authority to execute, deliver and perform its obligations under this Securities Purchase Agreement, and the execution and delivery of this Securities Purchase Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action. The Company has duly executed and delivered this Securities

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Purchase Agreement and this Securities Purchase Agreement constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as (i) rights to indemnity and contribution may be limited by state, federal or foreign laws or the public policy underlying such laws, (ii) enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally, and (iii) enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          4.3.  Non-Contravention. The execution and delivery of this Securities
                -----------------
Purchase Agreement, the issuance and sale of the Common Shares to be sold by the Company hereunder, the fulfillment of the terms of this Securities Purchase Agreement and the consummation of the transactions contemplated hereby will not conflict with, result in a breach or constitute a violation of, or default (with the passage of time or otherwise) under or result in the creation or imposition of any lien, charge, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or the Subsidiaries or an acceleration of indebtedness pursuant to (i) the charter, by-laws or other organizational documents of the Company or the Subsidiaries (ii) the terms of any obligation, agreement, bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other agreement or instrument to which any of the Company or the Subsidiaries is a party or by which any of them is bound or to which any of the property or assets of the Company or the Subsidiaries is subject, or (iii) any statute, law, rule, administrative regulation, ordinance, judgement, decree or order applicable to the Company or the Subsidiaries of any court, or governmental body, regulatory body, administrative agency, arbitrator or other authority having jurisdiction over the Company or the Subsidiaries or any of its or their properties. No consent, approval, authorization or other order of, or registration, qualification or filing with, any court, regulatory body, administrative agency, or other governmental body is required to be made or obtained by or on behalf of the Company for the valid issuance and sale of the Common Shares to be sold pursuant to this Securities Purchase Agreement or in connection with the execution, delivery and performance of this Securities Purchase Agreement or the consummation of the transaction contemplated hereby, other than such as have been made or obtained.

          4.4.  No Material Adverse Change. Subsequent to the date of the most
                --------------------------
recent Quarterly Report on Form 10-Q filed by the Company with the Securities and Exchange Commission, the Company and the Subsidiaries taken together have not incurred any material liabilities or obligations, direct or contingent, other than in the ordinary course of business, and there has not been any material adverse change in their consolidated condition (financial or other), earnings, results of operations, business, prospects, properties, key personnel or capitalization.

          4.5   Capitalization.    As of June 30, 1999, the Company had a total
                --------------
authorized capitalization consisting of (i) 15,000,000 shares of common stock, $0.01 par value per share of which 9,428,732 shares were outstanding, and (ii) 5,000,000 shares of preferred stock, $.01 par value per share, of which no shares were outstanding. As of such date, there were outstanding options to acquire a total of 1,954,791 shares of Common Stock and outstanding warrants to acquire a total of 26,243 shares of Common Stock. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable. The Common Shares have been duly authorized and, when issued and paid for pursuant to the terms of this Securities Purchase Agreement, will be validly issued, fully paid and nonassessable.

          4.6   Disclosure. No representation or warranty of the Company
                ----------
contained in this Securities Purchase Agreement, and no statement contained in any document or certificate furnished by or on behalf of the Company to Purchaser pursuant to this Securities Purchase Agreement contains, or will contain any untrue statement of a material fact, or omits, or will omit to state any material fact necessary in order to make the statements contained herein, in light of the circumstances under which they were made, not misleading or necessary in order to fully and fairly provide the information required to be provided in any such document or certificate.

          4.7   Private Offering.  None of the Company, its affiliates and its
                ----------------
representatives has issued, sold or offered any security of the Company to any person under circumstances that would cause the sale of the Common Shares, as contemplated by this Securities Purchase Agreement, to be subject to the registration requirement of the Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities laws. None of the Company, its affiliates and its representatives will offer the Common Shares or any part thereof or any similar securities for issuance or sale to, or solicit any offer to acquire any of the same from, anyone so as to make the issuance and sale of the Common Shares subject to the registration requirements of Section 5 of the Securities Act or applicable state securities laws. Assuming the representations of the Purchaser contained in Section 5.1 are true and correct, the sale and delivery of the Common Shares hereunder are exempt from the registration and prospectus delivery requirements of the Securities Act or applicable state securities laws.

     SECTION 5. Representations, Warranties and Covenants of the Purchaser.
                ----------------------------------------------------------

          5.1.  Securities Act Exemption. The Purchaser represents and warrants
                ------------------------
to, and covenants with, the Company, as of the date hereof and as of the Closing Date, that (i) the Purchaser is an "accredited investor" as defined in Regulation D under the Securities Act, and also is knowledgeable and experienced in making investments in private placement transactions such as the purchase of the Common Shares; (ii) the Purchaser is acquiring the Common Shares for its own account for investment and with no present intention of distributing any of such Common Shares, and no arrangement or understanding exists with any other person regarding the distribution of any of such Common Shares (these representations and warranties not limiting the Purchaser's right to sell pursuant to an effective registration statement registering the Common Shares for resale or pursuant to any other means of sale legally available), (iii) the Purchaser will not, directly or indirectly, voluntarily offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Common Shares except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; and (iv) the Purchaser has had an opportunity to ask questions of and receive answers from the management of the Company regarding the Company, its business and the offering of the Common Shares.

          5.2.  Due Authorization. The Purchaser further represents and warrants
                -----------------
to, and covenants with, the Company that (i) the Purchaser has all requisite power and authority to execute, deliver and perform this Securities Purchase Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Securities Purchase Agreement and (ii) upon the execution and the delivery hereof, this Securities Purchase Agreement shall constitute a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as rights to indemnity and contribution may be limited by state, federal or foreign laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally, and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          5.3.  Restrictions on Transfer. The Purchaser acknowledges and
                ------------------------
understands that the Common Shares have not been registered under the Securities Act and applicable state securities laws and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. The certificate representing the Common Shares issued to the Purchaser will bear a legend in substantially the following form:

          THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND APPLICABLE STATE LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED. THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE ALSO SUBJECT TO THE PROVISIONS OF A SECURITIES PURCHASE AGREEMENT DATED AS OF OCTOBER 15, 1999.

     The Purchaser agrees that any sale, transfer, pledge, hypothecation or other disposition of the Common Shares shall be made in compliance with such legends.

          5.4.  Lock-up. If (i) during the Registration Period (as hereafter
                -------
defined), the Company shall file a registration statement with the SEC under the Securities Act (other than in connection with the registration of securities issuable pursuant to an employee stock option, stock purchase or similar plan or pursuant to a merger, exchange offer or a transaction of the type specified in Rule 145 under the Securities Act) with respect to the Common Stock or securities convertible into, or exchangeable or exercisable for, Common Stock and (ii) with reasonable prior notice, the Company (in the case of a non-underwritten offering by the Company pursuant to such registration statement) advises the Purchaser in writing that a public sale or distribution of Common Shares would materially adversely affect such offering or the underwriter (in the case of an underwritten offering by the Company pursuant to such registration statement) advises the Company in writing (in which case the Company shall notify the Purchaser) that a public sale or distribution of Common Shares would adversely impact such offering, then the Purchaser agrees that it shall, if so requested by the Company, enter into an agreement providing that it shall not, to the extent not inconsistent with applicable law, effect any public sale or distribution of Common Shares, including sales under Rule 144 of the Securities Act, or any securities convertible into or exercisable for Common Shares until the earliest of (A) 90 days from the effective date of such registration statement, (B) the abandonment of such offering, and (C) if such offering is an underwritten offering, the termination in whole or in part of any "holdback" period obtained by the underwriter in such offering from the Company in connection therewith.

     SECTION 6.  Survival of Representations, Warranties and Agreements;
                 -------------------------------------------------------
Indemnification.
---------------

     6.1 Survival of Representations, Warranties and Agreements. Notwithstanding
         ------------------------------------------------------
any investigation made by any party to this Securities Purchase Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein shall survive the execution hereof, the delivery to the Purchaser of the Common Shares being purchased, and the payment therefor. The provisions of Sections 6.2, 6.3, 7.6, and 14 shall survive the termination or cancellation of this Securities Purchase Agreement.

     6.2 Indemnification by the Company.  The Company hereby agrees to defend,
         ------------------------------
indemnify and hold the Purchaser, its Affiliates, and their respective officers, directors, employees and agents (collectively, the "Purchaser Indemnitees") harmless from and against any damages, liabilities, losses and expenses (including reasonable attorneys' fees and expenses) suffered or incurred by the Purchaser Indemnitees as a result of or based upon any material breach of any representation, warranty or agreement of the Company in this Securities Purchase Agreement, or by reason of any claim, action or proceeding asserted or arising out of a breach of any such representation, warranty or agreement. Affiliate means, with respect to any specified person, any other person that directly or indirectly, through one or more intermediates, controls, is controlled by or is under common control with, such specified person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by and "under common control with"), as used with respect to any person, means the direct or indirect possession of the power to direct or cause the direction of the management or policies of such person, whether through the ownership of voting securities, by contract or otherwise.

     6.3 Indemnification by the Purchaser. The Purchaser hereby agrees to
         --------------------------------
defend, indemnify and hold the Company and its Affiliates and their respective officers, directors, employees and agents (collectively, the "Company Indemnitees") harmless from and against any damages, liabilities, losses and expenses (including reasonable attorneys' fees and expenses) which are suffered or incurred by the Company Indemnitees as a result of or based upon any material breach of any representation, warranty or agreement of the Purchaser in this Securities Purchase Agreement, or by reason of any claim, action or proceeding asserted or arising out of a breach of any such representation, warranty or agreement.

     SECTION 7.  Registration of the Shares; Compliance with the Securities Act.
                 --------------------------------------------------------------

          7.1    "Piggyback" Registration. If at any time the Company shall
                 ------------------------
initiate a
registration under the Securities Act of any of its Common Stock or securities convertible into or exercisable for shares of Common Stock for its own account, other than securities to be issued solely (i) in connection with any acquisition of any entity or business, (ii) upon the exercise of stock options, or (iii) pursuant to employee benefit plans (including registrations on Form S-8 or Form S-4 or their then equivalents), it shall send to the Purchaser prompt written notice of such determination (which notice shall include the anticipated date of the initial sale of securities in such offering (the "Sale Date") and the number of shares of Common Stock proposed to be included in such registration) at least 30 days prior to the Sale Date and, if within fifteen (15) days after the giving of such notice, the Purchaser shall so request in a writing received by the Company, the Company shall include in such registration statement the number of Common Shares that the Purchaser requests to be registered therein; except that, if in connection with any underwritten public offering of Common Stock by the Company, the underwriter shall advise the Company in writing that, in the judgment of the underwriter, the number of shares of Common Stock requested to be included in such offering would materially adversely affect its ability to effect such offering, then the number of Common Shares to be included in such registration statement shall be limited to the extent necessary to effect such offering as determined by the underwriter (which may be the complete exclusion of such Common Shares); provided, however, that such limitation shall be proportionate to the limitation applied to any other holders of Common Stock with "piggyback" registration rights who request the inclusion of shares in the registration statement based on the number of shares of Common Stock requested to be included. The Purchaser may elect to withdraw from participation in a registration pursuant to this Section 7.1 by written notice to the Company no later than the seventh day prior to the effective date of such registration statement. The Company will use commercially reasonable efforts to maintain the effectiveness of any registration statement under which any of the Common Shares are being offered pursuant to this Section 7.1 until the earlier to occur of (a) the completion of the distribution pursuant to such registration statement or
(b) thirty (30) days after the effectiveness of such registration statement.

          7.2   Demand Registrations. (a) Subject to the provisions of this
                --------------------
Section 7.2, the Purchaser shall have the right, upon written demand given to the Company (the "Demand

Notice") to request the Company to register its Common Shares (a "Demand Registration") under and in accordance with the provisions of the Securities Act by filing and having declared effective a registration statement (a "Demand Registration Statement"), covering the Common Shares held by it.

          (b) Within 45 days of receipt of a Demand Notice, the Company shall file with the SEC a registration statement on the appropriate form for the registration and sale (which shall be a short form registration if possible), in accordance with the intended method or methods of distribution, of the total number of Common Shares specified by the Purchaser in such Demand Notice.

          (c) The Company shall use its reasonable best efforts to cause such Demand Registration Statement to be declared effective by the SEC and to keep such Demand Registration Statement continuously effective throughout the Registration Period. As used herein, "Registration Period" shall mean with respect to a Demand Registration Statement a period commencing on the effective date of such Demand Registration Statement and ending on the earlier of the (i) first day on which all Common Shares included in such Demand Registration Statement have been sold as described therein and (ii) the 180th day after the effective date.

          (d) In connection with any Demand Registration in which other holders of Common Stock elect to include shares of Common Stock in such Demand Registration pursuant to registration rights granted by the Company to such holders (such holders being collectively referred to with the Purchaser as the "Selling Securityholders"), such election shall only be valid if such holders agree to pay a pro rata share of all the costs and expenses incurred in connection with such Demand Registration. In the event that such Demand Registration involves an underwritten offering and the managing underwriter or underwriters participating in such offering (collectively, the "Underwriter") shall advise the Company and the Selling Securityholders in writing that, in the judgment of the Underwriter, the number of shares of Common Stock requested to be included in such offering would materially adversely affect its ability to effect such offering, then the Company will include in such offering, to the extent of the number of shares of Common Stock that can be sold in such offering: first, Common Shares requested to be sold by the Purchaser and second, all other Common Stock proposed to be registered by the Selling Securityholders other than the Purchaser. No securities other than shares of Common Stock shall be included in such Demand Registration Statement without the written consent of the Purchaser.

          (e) Notwithstanding the foregoing, the Company shall be entitled to postpone, for a period of not more than 90 days after receipt of a Demand Notice, the filing of any Demand Registration Statement otherwise required to be prepared and filed by it pursuant to Section 7.2(a) hereof if, at the time the Company receives a Demand Notice, the Board of Directors of the Company determines in its reasonable judgment that such registration and offering would interfere with any material financing, acquisition, corporate reorganization or other material transaction or development involving the Company and promptly gives the Purchaser written notice of such determination; provided that (i) upon such postponement by the Company, the Company shall be required to file such Demand Registration Statement as soon as practicable after the Board of Directors of the Company shall determine, in its reasonable business judgment, that such registration and offering will not interfere with the aforesaid material financing, acquisition, corporate reorganization or other material transaction or development involving the Company and (ii) no more than one such postponement shall occur in any 360 day period.

          (f) The Purchaser may, at any time prior to the Effective Date of such Demand Registration, revoke such demand by providing written notice to the Company. In such event, the Purchaser shall reimburse the Company for its out-of-pocket expenses incurred in the preparation, filing and processing of the Demand Registration.

          7.3   Notice During Effectiveness of Registration Statements. The
                ------------------------------------------------------
Company will promptly notify the Purchaser and each underwriter under any registration statement under which any of the Common Shares are being offered pursuant to Section 7.1 or 7.2 hereof, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The Purchaser agrees upon receipt of such notice forthwith to cease making offers and sales of Common Shares pursuant to such registration statement or deliveries of the prospectus contained therein for any purpose until the Company has prepared and furnished such amendment or supplement to the prospectus as may be necessary so that, as thereafter delivered to a purchaser of Common Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Purchaser further agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in this Section 7.3, the Purchaser will, if requested by the Company, deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in the Purchaser's possession of the prospectus current at the time of receipt of such notice from the Company.

          7.4   Expenses of Registration. All costs and expenses incurred in
                ------------------------
connection with any registration pursuant to Section 7.1, including, without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company, and expenses of any special audits of the Company's financial statements incidental to or required by such registration shall be paid by the Company; provided, however, that the Company shall have no obligation to pay any stock transfer taxes, underwriters' fees, discounts or commissions with respect to the sale of the Common Shares, or the fees and expenses of any counsel or advisor to the Purchaser. All costs and expenses incurred in connection with any registration pursuant to Section 7.2, including, without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company, and expenses of any special audits of the Company's financial statements incidental to or required by such registration shall be paid by the Purchaser; provided, however, that the Purchaser shall have no obligation to pay any stock transfer taxes, underwriters' fees, discounts or commissions with respect to the sale of Common Stock offered by persons other than the Purchaser.

          7.5   Registration Procedures. Whenever the Purchaser has requested
                -----------------------
that any Common Shares be included or registered in a Company registration statement pursuant to this Section 7, the Company will use commercially reasonable efforts to effect the registration and sale of such Common Shares upon the terms and conditions hereof, and in connection with any such request, the Company will:

                (a) prepare and file with the SEC, and furnish to the Purchaser and its counsel prior to the filing thereof, a copy of such registration statement (including any preliminary prospectus contained therein), and each amendment (including post-effective amendments) thereto and each amendment or supplement, if any, to the prospectus included therein and shall reflect in each such document, when so filed with the SEC, such comments as the Purchaser reasonably may propose;

                (b) use its best efforts to ensure that (i) such registration statement and any amendment thereto and such prospectus forming part thereof and any amendment or supplement thereto complies as to form in all material respects with the Securities Act, (ii) such registration statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading and (iii) any prospectus forming part of such registration statement, and any amendment or supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company shall have no liability under clauses (ii) or (iii) of this paragraph (b) with respect to any such untrue statement or omission made therein in reliance upon and conformity with information furnished to the Company by or on behalf of the Purchaser for inclusion therein;

               (c) use its best efforts to register or qualify or cooperate with Purchaser and its counsel in connection with the registration or qualification of such Common Shares under the securities or blue sky laws of such jurisdictions as the Purchaser, may reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable the Purchaser to consummate the disposition in such jurisdictions of the Common Shares; provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (b), or (ii) take any action that would subject it to the service of process in suits other than relating to the sale of the Common Shares or any violation of state securities laws in any jurisdiction where it is not now so subject;

               (d) use its best efforts to cause the Common Shares covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Purchaser or the underwriter or underwriters, if any, to consummate the disposition of such Common Shares subject to the proviso contained in paragraph (c) above;

               (e) promptly advise the Purchaser and, if requested by the Purchaser, promptly confirm such advice in writing:

               (i) when such registration statement or prospectus and any amendment or supplement thereto has been filed with the SEC and when such registration statement or any post-effective amendment thereto has become effective;

               (ii) of any request by the SEC for amendments or supplements to such registration statement or the prospectus included therein or for additional information;

              (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such registration statement or the initiation or threat of any actions or proceeding for that purpose;

               (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of the Common Shares included in such registration statement for sale in any jurisdiction or the initiation or threatening of any action or proceeding for such purpose; and

                (v) of the happening of any event that requires the amendment or supplementation of such registration statement or prospectus (or documents incorporated or deemed to be incorporated therein by reference) so that, as of such date, the statements therein are not misleading and do not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading;

          (f) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or the lifting of any suspension of the qualification or exemption from qualification of any common Shares for sale in any jurisdiction in the United States, at the earliest possible time;

          (g) furnish to the Purchaser and its counsel and the underwriter, if any, and its counsel, without charge, a conformed copy of such registration statement and any and all post-effective amendments thereto, including financial statements and schedules, and all exhibits thereto (including those incorporated therein by reference);

          (h) deliver to the Purchaser, without charge, as many copies of the prospectus included in such registration statement and any amendment or supplement thereto as the Purchaser shall reasonably request; and subject to Section 9.9 hereof, the Company consents to the use of the prospectus or any amendment or supplement thereto by the Purchaser in connection with the offering and sale of the Common Shares covered by the prospectus or any amendment or supplement thereto;

          (i) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions (including obtaining customary opinions of counsel for the Company) as are reasonably required in order to expedite or facilitate the disposition of such Common Shares;

          (j) to the extent customary for an offering of the type registered by such registration statement, use its best efforts to obtain a comfort letter from the Company's independent public accountants in customary form and covering matters of the type customarily covered by comfort letters with respect to such type of offering;

          (k) otherwise comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
          Section 11(a) of the Act and Rule 158 thereunder.

          (l) cause all such Common Shares to be listed on each securities exchange or quotation system on which similar securities issued by the Company are then listed;

          (m) cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD") and in the performance of any due diligence investigation that is required in accordance with the rules and regulations of the NASD;

          (n) cooperate with the Purchaser to facilitate the timely preparation and delivery of certificates representing Common Shares to be sold pursuant to such registration statement in such denominations and registered in such names as the Purchaser may reasonably request at least two business days prior to such sales;

          (o) at any time and from time to time upon the occurrence of any event contemplated by paragraph 7.5 (e) (v) above, the Company shall use its reasonable best efforts to prepare and file with the SEC as soon as reasonably practicable a post-effective amendment to such registration statement or an amendment or supplement to the related prospectus or file any other required document so that, as thereafter delivered to purchasers of the Common Shares offered thereby, the prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements contained therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading; and

          (p) the Company shall make reasonably available for inspection during normal business hours by the Purchaser and any attorney, accountant or other agent retained by the Purchaser (collectively, the "Inspectors"), all financial and other records and other information, pertinent cooperate documents and properties of any of the Company and its Subsidiaries and Affiliates (collectively, the "Records"), as shall be reasonably necessary to enable the Inspectors to exercise their due diligence responsibility; provided, however, that the Records that the Company determines, in good faith, to be confidential and which it notifies any Inspectors are confidential shall not be disclosed to any Inspector unless such Inspector signs a confidentiality agreement reasonably satisfactory to the Company.

     The Company may require the Purchaser to furnish to the Company such information regarding the distribution of the Common Shares as the Company may from time to time reasonably request in writing that is required for inclusion in any registration statement.

     7.6  Indemnification.
          ---------------

          (a) Indemnification by the Company. In connection with any
              ------------------------------
registration statement in which the Purchaser's Common Shares are included pursuant hereto, the Company will indemnify and hold harmless the Purchaser, together with each of the Purchaser's officers, directors, employees, agents and partners, and each underwriter of the Common Shares, if any, and each person who controls the Purchaser or any underwriter within the meaning of the Exchange Act or the Securities Act, against all claims, losses, expenses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus or an amendment thereof or supplement thereto, or arising out of or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such person for any legal and other expenses reasonably incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, provided that the Company will not be liable, in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission (or alleged untrue statement or omission) made therein in reliance upon and in conformity with written information furnished to the Company by the Purchaser or underwriter specifically for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) Indemnification by the Purchaser. The Purchaser will, if any of
              --------------------------------
its Common Shares are included in a registration pursuant hereto, indemnify the Company, each of its directors, and each of its officers who signs the registration statement, if any, of the Common Shares covered by such registration statement, and each person who controls the Company and any underwriter within the meaning of the Securities Act, against all claims, losses, expenses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus or any amendment thereof or supplement thereto, or arising out of or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such person for any legal and other expenses reasonably incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement or omission (or alleged untrue statement or omission) is made in such registration statement or prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with written information relating to the Purchaser furnished to the Company by the Purchaser specifically for use therein.

          (c) Contribution. In the event that the indemnity provided in
              ------------
Paragraph (a) o (b) of this Section 7.6 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Purchaser will contribute to the aggregate losses, claims, damages or liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Purchaser on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Purchaser on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission; provided, however, that, in any such case, (a) the Purchaser will not be required to contribute any amount in excess of the public offering price of all Common Shares offered by it pursuant to such registration statement and (b) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation. The Company and the Purchaser agree that it would not be just and equitable if contributions were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referenced above.

          (d) Indemnification Procedures. Each party entitled to indemnification
              --------------------------
under this Section 7.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party who shall conduct the defense of such claim or litigation shall be approved by the Indemnified Party (which approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless and to the extent it did not otherwise learn of such claim and such failure resulted in the forfeiture by the Indemnifying Party of substantial rights and defenses. Notwithstanding the Indemnifying Party's election to appoint counsel to represent the Indemnified Party in an action, the Indemnified Party shall have the right to employ separate counsel (including local counsel), and the Indemnifying Party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Indemnifying Party to represent the Indemnified Party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it and/or other Indemnified Parties which are different from or additional to those available to the Indemnifying Party, (iii) the Indemnifying Party shall not have employed counsel satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of the institution of such action or (iv) the Indemnifying Party shall authorize the Indemnified Party to employ separate counsel at the expense of the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the prior written consent of each Indemnified Party, compromise, consent to entry of any judgment or enter into any settlement which does not include an unconditional release of each Indemnified Party from all liability in respect of such claim or litigation.

          7.7   Transferability of Registration Rights. The registration rights
                --------------------------------------
granted hereunder may be transferred by the Purchaser (a) with the prior written consent of the Company, (b) without the prior written consent of the company to any Affiliate of the Purchaser, or (c) without the prior written consent of the Company in connection with transfers of a material portion of the Common shares or Preferred Shares to not more than two (2) transferees; provided, however, that each transferee of registration rights hereunder shall be subject to the same obligations as the Purchaser, and provided, further, that if any of such transferees are Affiliates of the Purchaser, one entity (which may be the Purchaser) shall be designated by the Purchaser to act on behalf of the Purchaser and such Affiliates to give and receive all notices and other communications pursuant to this Section 7.

     SECTION 8.  Rule 144 Reporting
                 ------------------

     With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Common Shares to the public without registration, the Company agrees to:

                (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

                (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

                (c) furnish to any holder of Common Shares forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Common Shares without registration; and

                (d) take such action as the Purchaser may reasonably request, to the extent required from time to time to enable Purchaser to sell Common Shares without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

     SECTION 9.  No Fee.  The parties hereto hereby represent that there are no
                 ------
brokers or finders entitled to compensation in connection with the transactions contemplated hereby.

     SECTION 10.  Notices.  All notices, requests, consents and other
                  -------
communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand,
(ii) made by telecopy or facsimile transmission, (iii) sent by overnight courier, or (iv) sent by registered or certified mail, return receipt requested, postage prepaid:

if to the Company, to:


                    Myriad Genetics, Inc.
                    320 Wakara Way
                    Salt Lake City, Utah  84108
                    Fax: (801) 584-3640
                    Attention:  President
              and
                    Attention:  General Counsel
with a copy to:
                                    Jonathan L. Kravetz, Esq.
                                    Mintz, Levin, Cohn, Ferris,
                                    Glovsky and Popeo, P.C.
                                    One Financial Center
                                    Boston, Massachusetts 02111
                                    Fax: (617) 542-2241

if to the Purchaser, to:

                                    Schering Berlin Venture Corporation
                                    340 Changebridge Road
                                    Montville, NJ  07045-1000
                                    Attention:  General Counsel
                                    Fax: (973) 276-2000


All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above,
(ii) if made by telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered or certified mail, on the 5th business day following the day such mailing is made.

     SECTION 11.  Changes. Any term of this Securities Purchase Agreement may be
                  -------
amended or compliance therewith waived only with the written consent of the parties hereto.

     SECTION 12.  Assignment.  Subject to Section 7.8 hereof, the rights and
                  ----------
obligations under this Securities Purchase Agreement may not be assigned by any party hereto without the prior written consent of the other party; provided, however, that the Purchaser may, without such prior written consent of the Company, assign its rights and obligations hereunder to an Affiliate.

     SECTION 13.  Benefit. All statements, representations, warranties,
                  -------
covenants and agreements in this Securities Purchase Agreement shall be binding on, and inure to the benefit of, the respective parties hereto and their respective successors and permitted assigns. Nothing herein shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Securities Purchase Agreement, except as expressly provided in Section 7.6.

     SECTION 14.  Expenses.  Subject to Section 7.4 hereof, each of the parties
                  --------
hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Securities Purchase Agreement, the Standstill Agreement and the transactions contemplated hereby and thereby whether or not the transactions contemplated hereby or thereby are consummated.

     SECTION 15.  Headings.  The headings of the various sections of this
                  --------
Securities Purchase Agreement have been inserted for convenience of reference only and shall not be deemed to be part hereof.

     SECTION 16.  Severability. In case any provision contained in this
                  ------------
Securities Purchase Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     SECTION 17.  Governing Law.  This Securities Purchase Agreement shall be
                  -------------
governed by and construed in accordance with (a) the internal laws of the State of Delaware without giving effect to principles of conflicts of law, and (b) with respect to Section 8 hereof, United States federal law.

     SECTION 18.  Counterparts. This Securities Purchase Agreement may be
                  ------------
executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Securities Purchase Agreement as of this 15th day of October, 1999.

                                  SCHERING BERLIN VENTURE CORPORATION



                                  By:    /s/ John Nicholson
                                         -------------------------
                                         Name:  John Nicholson
                                         Title:    Treasurer



                                  MYRIAD GENETICS, INC.



                                  By:    /s/ Peter D. Meldrum
                                         -------------------------
                                         Peter D. Meldrum
                                         President and Chief Executive Officer

                                                                     EXHIBIT A
                                                                     ---------

                             MYRIAD GENETICS, INC.

                             STANDSTILL AGREEMENT


     THIS AGREEMENT, dated as of October 15, 1999, is between SCHERING BERLIN VENTURE CORPORATION, a Delaware corporation having a place of business at 340 Changebridge Road, Pine Brook, New Jersey (the "Purchaser"), and MYRIAD GENETICS, INC., a Delaware corporation having a place of business at 320 Wakara Way, Salt Lake City, Utah (the "Company").

                                  WITNESSETH:

     WHEREAS on the date hereof, the Purchaser is acquiring 303,030 shares (the "Shares") of common stock, $.01 par value per share ("Common Stock") of the Company pursuant to the terms of a Securities Purchase Agreement dated as of the date hereof (the "Securities Purchase Agreement"); and

     WHEREAS the execution and delivery of this Agreement by the Purchaser is a condition precedent to the Company's obligations under the Securities Purchase Agreement;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements set forth herein and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

                                   ARTICLE I

                        Representations and Warranties
                        ------------------------------

     Section 1.01 The Purchaser hereby represents and warrants to the Company as follows:

           (a) The Purchaser has full legal right, power and authority to enter into and perform this Agreement. The execution and delivery of this Agreement by the Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action on behalf of the Purchaser. This Agreement is a valid and binding obligation of the Purchaser enforceable against it in accordance with its terms, except that such enforcement may be subject to (i) bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and contracting parties' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

           (b) Neither the execution and delivery of this Agreement by the Purchaser nor the consummation by it of the transactions contemplated hereby conflicts with or constitutes a material violation of or default under the charter, by-laws or other constituent document of the Purchaser, any statute, law, regulation, order or decree applicable to the Purchaser, or any material contract, commitment, agreement, arrangement or restriction of any kind to which the Purchaser is a party or by which it is bound.

     Section 1.02 The Company hereby represents and warrants to the Purchaser as follows:

           (a) The Company has full legal right, power and authority to enter into and perform this Agreement. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action on behalf of the Company. This Agreement is a valid and binding obligation of the Company enforceable against it in accordance with its terms, except that such enforcement may be subject to (i) bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and contracting parties' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

           (b) Neither the execution and delivery of this Agreement by the Company nor the consummation by it of the transactions contemplated hereby conflicts with or constitutes a material violation of or default under the charter, by-laws or other constituent document of the Company, any statute, law, regulation, order or decree applicable to the Company, or any material contract, commitment, agreement, arrangement or restriction of any kind to which the Company is a party or by which it is bound.

                                  ARTICLE II

                         Limitations and Restrictions
                         ----------------------------

  Section 2.01  Definitions.  As used in this Agreement:
                -----------

           (a) "Affiliate" shall mean any entity controlling, controlled by or under common control with the Purchaser, and "control" shall mean ownership of more than 50% of the stock entitled to vote for directors, or the authority to act as general partner of a partnership or managing member of an LLC, or such other relationship which constitutes actual control to the extent necessary to prevent any action prohibited hereunder;

           (b)  "group" shall have the meaning with which such term is used in
Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

           (c)  "person" shall have the meaning with which such term is used in
Section 13(d)(3) under the Exchange Act and under Section 2(2) of the Securities Act of 1933, as amended (the "Securities Act").

  Section 2.02  Restrictions on Certain Actions by the Purchaser.  Except (i)
                ------------------------------------------------
with the written consent of the Company (which shall not be unreasonably withheld) or (ii) by way of stock dividends or other distributions or offerings made available to the holders generally of securities of the Company held by the Purchaser, the Purchaser agrees that during the term of this Agreement, it will not, nor will any of its Affiliates:

           (a) acquire, announce an intention to acquire, offer or propose to acquire, solicit an offer to sell or agree to acquire, by purchase, by gift or otherwise, any shares of Common Stock or other securities of the Company with general voting rights, or any other Company securities convertible into, exchangeable for or exercisable for Common Stock or other voting securities of the Company (all such securities, collectively, "Voting Securities"); provided that this Section 2.02(a) shall not apply unless and until the Purchaser (together with its Affiliates) has acquired beneficial ownership (as such term is used under Section 13(d) of the Exchange Act) of at least two percent (2%) of the Common Stock of the Company;

           (b) participate in the formation of any person or group, or join with any person or group, which owns or seeks to acquire beneficial ownership of Voting Securities, for the purpose of acquiring Voting Securities;

           (c) solicit or participate in any "solicitation" of "proxies" (as such terms are defined or used in Regulation 14A under the Exchange Act, these terms to have such meaning throughout this Agreement) with respect to the Company;

           (d) deposit any Voting Securities in a voting trust or subject them to a voting agreement or other agreement or arrangement with respect to the voting of such Voting Securities other than this Agreement;

           (e) otherwise act, alone or in concert with others, to seek to control the management, Board of Directors or policies of the Company or make any public announcement or proposal with respect to any form of business combination or other extraordinary transaction with the Company or any restructuring, recapitalization, similar transaction or other transaction not in the ordinary course of business with respect to the Company which could result in a change of control or publicly disclose an intent, purpose, plan or proposal with respect to the Company that would violate the provisions of this Section 2.02, or assist, participate in, facilitate or solicit any effort or attempt by any person to do so or seek to do any of the foregoing;

           Provided, however, that nothing in this Section 2.02 shall prohibit the Purchaser or its Affiliates from proposing collaborative research agreements or license agreements with the Company.

     Section 2.03  Employee Benefit Plans.  For the avoidance of doubt, it is
                   ----------------------
hereby agreed that the restrictions contained in Section 2.02 shall not apply to any pension plan or other employee benefit plan of the Purchaser or its Affiliates which is administered by an independent trustee or trustees.

     Section 2.04  Freedom to Vote.  Nothing contained herein shall prevent the
                   ---------------
Purchaser or any of its Affiliates from voting any equity securities owned by them in their sole discretion, and to that extent, seeking to influence the policies or affairs of the Company, the membership of the Board of Directors of the Company or any other matter.


                                  ARTICLE III

                                 Miscellaneous
                                 -------------

     Section 3.01  Interpretation.  For all purposes of this Agreement, the term
                   --------------
Common Stock shall include any securities of the Company entitled to vote generally for the election of directors of the Company which securities the holders of the Common Stock shall have received or as a matter of right be entitled to receive as a result of (i) any capital reorganization or reclassification of the capital stock of the Company or, (ii) any consolidation, merger or share exchange of the Company with another corporation in which the Company survives after such transaction; provided, however, that nothing in this Agreement shall preclude the Purchaser or its Affiliates from acquiring or being entitled to acquire Common Stock in exchange for or in respect of their securities of the Company in any such transaction.

     Section 3.02  Enforcement.  (a) The Purchaser acknowledges and agrees that
                   -----------
irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that monetary damages would be an inadequate remedy therefor. Accordingly, the Company will be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically its provisions in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which the Company may be entitled at law or in equity.

           (b) No failure or delay on the part of the Company in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

     Section 3.03  Entire Agreement. This Agreement, together with the
                   ----------------
applicable provisions of the Securities Purchase Agreement, constitute the entire understanding of the parties with respect to the transactions contemplated hereby. This Agreement may be amended only by an agreement in writing executed by all the parties.

     Section 3.04  Severability. If any provision of this Agreement is held by a
                   ------------
court of competent jurisdiction to be unenforceable, the remaining provisions shall remain in full force and effect. It is declared to be the intention of the parties that they would have executed the remaining provisions without including any that may be declared unenforceable.

     Section 3.05  Headings.  Descriptive headings are for convenience only and
                   --------
will not control or affect the meaning or construction of any provision of this Agreement.

     Section 3.06  Counterparts.  This Agreement may be executed in one or more
                   ------------
counterparts, and each such executed counterpart will be an original instrument.

     Section 3.07  Notices.  All notices, requests, consents and other
                   -------
communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand,
(ii) made by telex, telecopy or facsimile transmission, (iii) sent by overnight courier, or (iv) sent by registered or certified mail, return receipt requested, postage prepaid:


if to the Company:              Myriad Genetics, Inc.
                                320 Wakara Way
                                Salt Lake City, Utah  84108
                                Attention:  President
                                Fax: (801) 584-3640

               and

                                Attention:  General Counsel
with a copy to:                 Jonathan L. Kravetz, Esq.
                                Mintz, Levin, Cohn, Ferris,
                                Glovsky and Popeo, P.C.
                                One Financial Center
                                Boston, MA  02111
                                Fax: (617) 542-2241


if to the Purchaser:            Schering Berlin Venture Corporation
                                340 Changebridge Road
                                Montville, NJ  07045-1000
                                Attention:  General Counsel
                                Fax: (973) 276-2000

or to such other address or telecopy number as any party may, from time to time, designate in a written notice given in a like manner. Notice by telecopy shall be deemed delivered at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise.

     Section 3.08  Successors and Assigns.  This Agreement shall bind the
                   ----------------------
successors and assigns of the parties, and inure to the benefit of any successor or assign of any of the parties; provided, however, that no party may assign this Agreement without the other party's prior written consent, and provided, further, that this Agreement shall not be binding upon any purchaser of the Shares from the Purchaser or an Affiliate of the Purchaser in a transaction effected on a public trading market or pursuant to a public offering.

     Section 3.09  Governing Law.  This Agreement will be governed by and
                   -------------
construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws principles thereof.

     Section 3.10  Termination. This Agreement shall terminate one (1) year
                   -----------
following the Effective Date hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first referred to above.

                         SCHERING BERLIN VENTURE CORPORATION.



                         By:    /s/ John Nicholson
                            ----------------------------------
                                Name:  John Nicholson
                                Title:   Treasurer


                         MYRIAD GENETICS, INC.


                         By:    /s/ Peter D. Meldrum
                            ----------------------------------
                                Peter D. Meldrum
                                President and CEO